UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Halozyme Therapeutics, Inc.

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March      , 2006
Dear Stockholder:
      This year’s annual meeting of stockholders will be held on Thursday, May 4, 2006, at 9:00 a.m. local time, in the Dana Point room at the San Diego Marriott Hotel, 11966 El Camino Real, San Diego 92130. You are cordially invited to attend.
      The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.
      It is important that you use this opportunity to take part in the affairs of Halozyme Therapeutics, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.
      A copy of Halozyme’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review Halozyme’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

Jonathan E. Lim, M.D.

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
HISTORICAL NOTE
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 100,000,000 TO 150,000,000 AND TO ELIMINATE OUTDATED REFERENCES TO FORMER DIRECTORS
PROPOSAL NO. 3 APPROVAL OF THE HALOZYME THERAPEUTICS, INC. 2005 OUTSIDE DIRECTORS’ STOCK PLAN
PROPOSAL NO. 4 APPROVAL OF THE HALOZYME THERAPEUTICS, INC. 2006 STOCK PLAN
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS

11588 Sorrento Valley Road, Suite 17
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2006
TO OUR STOCKHOLDERS:
      Notice is hereby given that the annual meeting of the stockholders of Halozyme Therapeutics, Inc., a Nevada corporation, will be held on May 4, 2006, at 9:00 a.m. local time, in the Coronado room at the San Diego Marriott Hotel located at 11966 El Camino Real, San Diego 92130, for the following purposes:

1. To elect two Class II directors.

2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 and to eliminate references to former directors.

3. To consider a proposal to approve our 2005 Outside Directors’ Plan and to reserve an aggregate of 500,000 shares of our Common Stock for issuance under this plan.

4. To consider a proposal to approve our 2006 Stock Plan and to reserve an aggregate of 2,000,000 shares of our Common Stock for issuance under this plan.

5. To transact such other business as may properly come before the meeting.
      Stockholders of record at the close of business on March 31, 2006 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

David A. Ramsay

Chief Financial Officer and Secretary
San Diego, California
March      , 2006
IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
      The accompanying proxy is solicited by the Board of Directors of Halozyme Therapeutics, Inc., a Nevada corporation, for use at its annual meeting of stockholders to be held on May 4, 2006, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about March      , 2006.
HISTORICAL NOTE
      Halozyme Therapeutics, Inc. is the product of the March 11, 2004, merger between DeliaTroph Pharmaceuticals, Inc. (“DeliaTroph”), a private biopharmaceutical company, and Global Yacht Services, Inc. (“Global”), a publicly traded yacht chartering and sales company. In the merger, Global issued Common Stock to the former shareholders of DeliaTroph in exchange for all of their interests in DeliaTroph. Although Global conducted limited operations prior to the merger and was the parent entity of DeliaTroph following the merger, the former shareholders of DeliaTroph held approximately 90% of the outstanding voting interest in the combined enterprise immediately after the merger. DeliaTroph’s management and Board of Directors assumed operational control of Global immediately following the merger and Global changed its name to Halozyme Therapeutics, Inc. The historical operations of Global ceased in connection with the merger and the historical operations of DeliaTroph continued. The merger has been treated as a re-capitalization of DeliaTroph for accounting purposes and the historical and financial information presented here and in our Annual Report reflects the pre-merger activities of DeliaTroph and does not include information relating to the activities of Global prior to the merger unless otherwise indicated.
SOLICITATION AND VOTING
      Voting Securities. Only stockholders of record as of the close of business on March 31, 2006, will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had approximately                      shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoptions of, and amendments to, stock plans.
      Solicitation of Proxies. We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders, although we do not currently plan on retaining such a proxy solicitor.
      Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Halozyme a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
      We have a classified Board of Directors that consists of two Class I directors, two Class II directors and two Class III directors. Our directors are elected for a term of three years, with one class of directors up for election every year. In connection with the 2006 annual meeting of stockholders we will be electing two Class II directors, while two Class III directors will be elected at the 2007 annual meeting of stockholders and two Class I directors will be elected at the 2008 annual meeting of stockholders. Once elected, directors serve until their respective successors are duly elected and qualified.
      Management’s Class II nominees for election by the stockholders are John S. Patton and Steven T. Thornton. Both Dr. Patton and Mr. Thornton are current members of our Board of Directors and, if elected, they will serve as directors until our annual meeting of stockholders in 2009 and until their successors are elected and qualified. If either nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
      If a quorum is present and voting, the two nominees for Class II directors receiving the highest number of votes will be elected as the Class II directors. Abstentions and broker non-votes have no effect on the vote.
      The Board of Directors recommends a vote “FOR” each of the nominees named above.
      The following table sets forth, for our current directors, including the Class II nominees to be elected at this meeting, information with respect to their ages and background:

			Director
Name	Principal Occupation	Age	Since

Class II directors nominated for election at the 2006 annual meeting of stockholders:
John S. Patton, Ph.D.	Chief Scientific Officer, Nektar Therapeutics	58	2000
Steven T. Thornton	President, SkyePharma, Inc.	48	2005
Class I directors whose terms expire at the 2008 annual meeting of stockholders:
Kenneth J. Kelley	Managing Director, K2 Bioventures	47	2004
Jonathan E. Lim, M.D.	Chief Executive Officer, Halozyme	34	2003
Class III directors whose terms expire at the 2007 annual meeting of stockholders:
Robert L. Engler, M.D.	Professor Emeritus, University of California, San Diego	61	2004
Gregory I. Frost, Ph.D	Chief Scientific Officer, Halozyme	34	1999
Nominees for Election at this Meeting
      John S. Patton, Ph.D. Dr. Patton is co-Founder and Vice President, Research of Nektar Therapeutics (Nasdaq-NKTR) (formerly Inhale Therapeutic Systems) and has served as Chief Scientific Officer since November 2001 and as a director since July 1990. He is an expert in the delivery of peptides and proteins. Before co-founding Inhale, Dr. Patton led the drug delivery group at Genentech, Inc., where he demonstrated the feasibility of systemic delivery of large molecules through the lungs. Prior to joining Genentech, Inc., he was a tenured professor at the University of Georgia. He has published a wide range of articles and has presented his work in national and international arenas. Dr. Patton received his Ph.D. in Biology from the University of California, San Diego, and held post-doctoral positions in biomedicine at Harvard Medical School and the University of Lund in Sweden. Dr. Patton also chairs our Scientific and Clinical Advisory Board.
      Steven T. Thornton. Mr. Thornton has been President of SkyePharma, Inc. since                . SkyePharma develops and manufactures injectable, sustained-release therapeutic products. Prior to SkyePharma, Mr. Thornton was an Executive Vice President of Business Development at Elan from                     to                     . Mr. Thornton has been involved in a significant number of business development activities and partnerships across the industry, with both major pharmaceutical and emerging biotechnology companies. Mr. Thornton represented Elan on a number of joint venture boards with biotechnology partners, giving him insight into the workings of relatively early company organizations. He is highly experienced in the areas of in- and out-licensing of products and has been involved in a variety of start-up operations, joint ventures and acquisitions. Mr. Thornton has also held senior executive positions at Eli Lilly and Bayer.                                                   . Mr. Thornton is the chairman of our Compensation Committee.
Directors Elected to Continue in Office Until the 2007 Annual Meeting
      Robert L. Engler, M.D. Dr. Engler spent his career as a Cardiologist at the Veterans Affairs Medical Center and the University of California, San Diego, where he retired as Professor Emeritus in 2001. While at the Veterans Affairs Medical Center, Dr. Engler served as Associate Chief of Staff and Chief of Research and was an attending physician, in addition to running an active cardiovascular research laboratory. His research and clinical work led to the founding of two successful biotechnology companies: Gensia, Inc., and Collateral Therapeutics, Inc. He also founded and served as President of the Veterans Medical Research Foundation. Dr. Engler graduated from Georgetown Medical School. Dr. Engler is the chairman of our Nominating and Governance Committee.
      Gregory I. Frost, Ph.D., Vice President & Chief Scientific Officer and Director. Dr. Frost co-founded Halozyme in 1999 and has spent more than twelve years researching the hyaluronidase family of enzymes. Previously he was a Senior Research Scientist at the Sidney Kimmel Cancer Center (SKCC), where he focused much of his work developing the hyaluronidase technology. Prior to SKCC, his research in the Department of Pathology at the University of California, San Francisco, led directly to the purification, cloning, and characterization of human hyaluronidase gene family, and the discovery of several metabolic disorders. He has authored multiple scientific peer-reviewed and invited articles in the Hyaluronidase field and is an inventor on several key patents. Dr. Frost’s prior experience includes serving as a scientific consultant to a number of biopharmaceutical companies, including Q-Med (SE), Biophausia AB (SE), and Active Biotech (SE). Dr. Frost is registered to practice before the US Patent Trademark Office, and earned his BA in biochemistry and molecular biology from the University of California, Santa Cruz and his Ph.D. in the department of Pathology at the University of California, San Francisco, where he was an ARCS-Scholar.
Directors Elected to Continue in Office Until the 2008 Annual Meeting
      Kenneth J. Kelley. Mr. Kelley brings over 25 years of entrepreneurial, venture capital, operational and technical biotechnology experience to Halozyme. Mr. Kelley has been the managing director of K2 Bioventures, a biomedical startup consulting company, since July 2004. From April 2002 through June 2004, Mr. Kelley was a General Partner at Latterell Venture Partners, where he made investments in early stage biotechnology and medical device startups. Mr. Kelley founded IntraBiotics Pharmaceuticals in January 1994 and over eight years served as CEO, Director and Chairman. Earlier, Mr. Kelley was an Associate at Institutional Venture Partners (IVP), where he participated in the financing of twenty biotech and medical companies, fifteen of which became public companies. Prior to IVP, he was a consultant for McKinsey & Company and a scientist at Integrated Genetics (acquired by Genzyme). Mr. Kelley earned an M.B.A. from Stanford University and a B.A. in biochemical sciences from Harvard University. Mr. Kelley is the chairman of the Board of Directors as well as our Audit Committee. Mr. Kelley also serves on the Compensation Committee and the Nominating and Governance Committee.
      Jonathan E. Lim, M.D. Dr. Lim joined Halozyme in 2003 and has served as Halozyme’s President and Chief Executive Officer since that time. From 2001 to 2003, Dr. Lim was a management consultant at McKinsey & Company, where he specialized in the health care industry, serving a wide range of start-ups to Fortune 500 companies in the biopharmaceutical, medical products, and payor/provider segments. From 1999 to 2001, Dr. Lim was a recipient of a National Institutes of Health Postdoctoral Fellowship, during which time he conducted clinical outcomes research at Harvard Medical School. He has published articles in peer-reviewed medical journals such as the Annals of Surgery and the Journal of Refractive Surgery. Dr. Lim’s prior experience also includes two years of clinical training in general surgery at the New York Hospital-

Cornell Medical Center and Memorial Sloan-Kettering Cancer Center; Founder and President of a health care software company; Founding Editor-in-Chief of the McGill Journal of Medicine; and basic science and clinical research at the Salk Institute for Biological Studies and Massachusetts Eye and Ear Infirmary. Dr. Lim is currently a California-licensed physician and was a member of the strategic planning committee of the American Medical Association from 2002 to 2005. He earned his B.S., with honors, and M.S. degrees in molecular biology from Stanford University, his M.D. degree from McGill University, and his M.P.H. degree in health care management from Harvard University.
      The Board of Directors has determined that, other than Drs. Lim and Frost, each of the members of the Board of Directors is an independent director for purposes of the listing requirements of the American Stock Exchange.
Board Meetings and Committees
      The Board of Directors held eight meetings during the fiscal year ended December 31, 2005. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. During the last fiscal year, no director other than Steven T. Thornton attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period. Mr. Thornton joined the Board in June of 2005 and was unable to attend one Board meeting that was scheduled prior to his joining the Board as well as one special meeting of the Board.
      Audit Committee. The members of the Audit Committee are Kenneth J. Kelley (Chairman), Steven T. Thornton and Robert L. Engler. Each of the members of the Audit Committee satisfy the independence requirements established by the rules of the American Stock Exchange. Mr. Kelley is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the function of the Audit Committee includes retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held six meetings during the fiscal year ended December 31, 2005.
      Compensation Committee. The members of the Compensation Committee are Steven T. Thornton (Chairman), Robert L. Engler, Kenneth J. Kelley and John S. Patton. Each of the members of the Compensation Committee satisfy the independence requirements established by the rules of the American Stock Exchange. The primary purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation and benefits of our executive officers. The Compensation Committee recommends the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers, approves stock option grants to executive officers and other employees and approves all employment and severance agreements. The Compensation Committee held six meetings during the fiscal year ended December 31, 2005.
      Nominating and Governance Committee. The members of the Nominating and Governance Committee are Robert L. Engler (Chairman), Kenneth J. Kelley and Steven T. Thornton. Each of the members of the Nominating and Governance Committee satisfy the independence requirements established by the rules of the American Stock Exchange. The primary responsibilities of the Nominating and Governance Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend applicable corporate governance principles, codes of conduct and compliance mechanisms, and (vi) provide oversight in the evaluation of the Board and each committee. The Nominating and Governance Committee held six meetings during the fiscal year ended December 31, 2005.
      The Nominating and Governance Committee’s goal is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. There are no stated minimum criteria for director nominees, but the Nominating and Governance Committee believes that at least one member of the Board meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board meet the definition of “independent director” under the rules of the American Stock Exchange. The Nominating and Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.
      When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by our stockholders, the Nominating and Governance Committee will review the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, existing time commitments and the ability to act in the interests of all stockholders. Once a potential qualified candidate is identified, one or more members of the Nominating and Governance Committee will interview that candidate. The committee may also ask the candidate to meet with non-committee members of the Board and/or members of management and, if the committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate to the full Board.
      Pursuant to the terms of its charter, the Nominating and Governance Committee will consider qualified director candidates suggested by our stockholders. Stockholders may recommend individuals for the Nominating and Governance Committee to consider as potential director candidates by submitting the candidate’s name, contact information and biographical information in writing to the “Halozyme Nominating and Governance Committee” c/o Corporate Secretary, 11588 Sorrento Valley Road, Suite 17, San Diego, California 92121. The biographical information and background materials will be forwarded to the Nominating and Governance Committee for its review and consideration. The committee’s review of candidates identified by our stockholders is essentially identical to the review process for candidates identified by the committee. The Nominating and Governance Committee will review periodically whether a more formal policy regarding stockholder nominations should be adopted. In addition to the process discussed above regarding the consideration of the Nominating and Governance Committee of candidates suggested by our stockholders, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders.
Communications with Directors
      Any stockholder who desires to contact any members of our Board of Directors may do so by writing to: Board of Directors, c/o Corporate Secretary, 11588 Sorrento Valley Road, Suite 17, San Diego, California 92121. Communications received in writing are distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. Alternatively, any stockholder who desires to contact an independent member of our Board of Directors directly, may contact the Chairman of our Board of Directors, Kenneth J. Kelley, electronically by sending an email to the following address: kkelley@halozyme.com.
Director Attendance at Annual Meetings
      Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Drs. Lim, Frost and Engler attended our annual meeting of stockholders in 2005. Mr. Thornton was not a member of the Board at the time of this meeting.
Committee Charters
      The Board has adopted a charter for each of the committees described above and links to these charters are available on our website, www.halozyme.com.
Code of Ethics
      The Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors. A copy of our Code of Conduct and Ethics is currently available on our website, www.halozyme.com. Please note that the information on our website is not incorporated by reference in this Proxy Statement.

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 100,000,000 TO 150,000,000 AND TO ELIMINATE OUTDATED REFERENCES TO FORMER DIRECTORS
      The Board has adopted, subject to stockholder approval, amendments to our Amended and Restated Articles of Incorporation (the “Articles”) to increase our authorized number of shares of Common Stock from 100,000,000 to 150,000,000 and to remove outdated references to individuals that no longer serve on the Board.
Background of Proposal
      Under Nevada law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under the Articles. The Articles currently authorize the issuance of up to 100,000,000 shares of Common Stock, each having a par value of one-tenth of one cent ($0.001). However, as of March 1, 2006, approximately 60.3 million shares of Common Stock were issued and outstanding and approximately 20.0 million unissued shares were reserved for issuance (i) under our equity compensation plans and (ii) upon exercise of outstanding warrants, leaving approximately 19.7 million shares of Common Stock unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by us, the Board of Directors has approved, subject to stockholder approval, amendments to our Articles to increase the number of shares of such Common Stock authorized for issuance from 100,000,000 to 150,000,000.
      The Articles also currently list the five members of the Board as of March 11, 2004 (the date that the Articles were filed). The composition and size of the Board has changed since that time and the Board has approved, subject to stockholder approval, amendments to our Articles that remove references to specific Board size as well as the names of particular individuals on the Board.
Purpose and Effect of the Amendments
      The principal purpose of the proposed amendment to the Articles is to authorize additional shares of Common Stock, which will be available in the event the Board determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendments are approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.
      The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.
      The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of Halozyme without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of Halozyme more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Halozyme.
      The Board is not currently aware of any attempt to take over or acquire Halozyme. While it may be deemed to have potential anti-takeover effects, the proposed amendments to increase the authorized Common Stock are not prompted by any specific effort or takeover threat currently perceived by management.
      If this proposal is approved by the stockholders, the first paragraph of Article IV of the Articles will be amended to read in its entirety substantially as follows:

“The Corporation is authorized to issue two classes of stock to be designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock that the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares, with a par value of $0.001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is Twenty Million (20,000,000) shares, with a par value of $0.001 per share.”
      In addition, the Articles currently list the five Board members that were sitting on March 11, 2004 (the date that the Articles were filed with the Nevada Secretary of State). Since that time the size and composition of the Board has changed as certain directors left the Board and others were added. If this proposal is approved by the stockholders, Article V of the Articles will be amended to read in its entirety substantially as follows:

“The number of Directors constituting the Board of Directors shall be determined pursuant to the Bylaws of the Corporation. Such Directors shall so serve until the successors thereto are elected and qualified pursuant to the Bylaws of the Corporation.”
      These proposed amendments to the Articles are set forth in Appendix A. The additional shares of Common Stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under the Articles. If approved, this proposal will become effective upon the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada containing substantially these amendments, which Halozyme will do promptly after the annual meeting.
Required Vote and Board of Directors Recommendation
      Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our Common Stock outstanding on the Record Date. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present, but will have the same effect as a negative vote on the outcome of this proposal.
      The Board believes that the proposed amendments to the Articles are in the best interests of Halozyme and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” amendments to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 and to eliminate references to former directors.
PROPOSAL NO. 3
APPROVAL OF THE HALOZYME THERAPEUTICS, INC.
2005 OUTSIDE DIRECTORS’ STOCK PLAN
      The Board of Directors adopted the Halozyme Therapeutics, Inc. 2005 Outside Director’s Stock Plan (the “Director Plan”), in June 2005.
      The Board believes that the Company must offer competitive compensation, including an equity incentive program, if it is to continue to successfully attract and retain the best possible directors. The Board expects that the Director Plan will be an important factor in attracting and retaining the high caliber directors essential to our success, in motivating such directors to strive to increase the value of the Company for its stockholders and in aligning the interest of the directors and the stockholders.
Summary of the Director Plan
      The following is a summary of the material terms of the Director Plan. It is qualified in its entirety by the specific language of the Director Plan, which is available to any stockholder upon request.
      General. The Director Plan provides to members of the Board of Directors who are not employees of the Company or of any subsidiary or parent of the Company (“Outside Directors”) the (i) automatic grant of nonstatutory stock options, and (ii) automatic grant of restricted stock. The Director Plan is intended to qualify as a “formula plan” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.
      Authorized Shares. A maximum of 500,000 of the authorized but unissued or reacquired shares of our Common Stock may be issued under the Director Plan. If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the Director Plan. If shares are surrendered in satisfaction of tax obligations, such shares shall not be deemed to be issued under the Director Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Director Plan, to the terms applicable to any automatic grant of awards described below, and to all outstanding awards.
      Administration. The Director Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board or a committee of the Board. (For purposes of this discussion, the term “Board” refers to either the Board of Directors or such committee.) The Director Plan will be administered in a manner intended to permit awards to be exempt from Section 16(b) of the Securities Exchange Act of 1934 in accordance with Rule 16b-3 thereunder. The Board will approve forms of award agreements for use under the Director Plan, determine the terms and conditions of awards consistent with the requirements of the Director Plan, and construe and interpret the terms of the Director Plan and awards granted under it. However, the Board has no discretion to select the Outside Directors who are granted awards under the Director Plan.
      Eligibility. Only directors of the Company who are Outside Directors at the time of grant are eligible to participate in the Director Plan. Currently, four Outside Directors are eligible for the Director Plan.
      Automatic Grant of Stock Options. Stock options will be granted automatically under the Director Plan. Each person who first becomes an Outside Director on or after the Director Plan’s adoption in June 2005 shall be granted on the date he or she becomes an Outside Director an option (an “Initial Option”) for ten thousand (10,000) shares of Common Stock. In addition, following stockholder approval of the Director Plan each Outside Director who has served on the Board for at least six (6) full months prior to an annual meeting of the stockholders shall be granted an Option (“Annual Option”) to purchase ten thousand (10,000) shares immediately following such annual meeting.
      Terms and Conditions of Stock Options. Each Initial Option and Annual Option granted under the Director Plan will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Director Plan. The per-share exercise price for each Option will be equal to the fair market value of a share of our Common Stock on the date of grant. Generally, the fair market value of the Common Stock is the closing price per share on the date of grant as quoted by the national or regional securities exchange or market system on which the Common Stock is listed. The closing price of our Common Stock as reported on the American Stock Exchange on March 16, 2006 was $3.39 per share.
      The Director Plan provides that the option exercise price may be paid in cash, by check, by tender or attestation of previously owned shares, by assignment of the proceeds of a sale with respect to some or all of the shares acquired upon the exercise or by any other legal means approved by the Board.

      Subject to stockholder approval of the Director Plan, Initial Options will become vested and exercisable in full on the later of the date six (6) months from the grant date or the next annual meeting following the grant date. Annual Options will become vested and exercisable in full on the date immediately preceding the annual meeting following the grant date. Option vesting is subject to the Outside Director’s continuous service to the Company. Unless earlier terminated under the terms of the Director Plan or the option agreement, each option will remain exercisable for ten (10) years after the date of grant. An option may be transferred or assigned to the extent permitted by the Board and set forth in the option agreement.
      Automatic Grant of Restricted Stock. Awards of restricted stock will be granted automatically under the Director Plan. Initial Grants and Annual Grants of restricted stock covering fifteen thousand (15,000) shares each shall be granted on the same schedule and on the same basis as Initial Options and Annual Options.
      Terms and Conditions of Restricted Stock. Each award of restricted stock granted under the Director Plan will be evidenced by a written agreement specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the provisions of the Director Plan.
      Subject to stockholder approval of the Director Plan, Initial Grants of restricted stock vest in full on the first day the holder may trade Company Stock in compliance with the insider trading policy of the Company following the later of (a) the six month anniversary of the grant date, or (b) the first annual meeting of stockholders following the grant date. Annual Grants of restricted stock vest in full on the first day the holder may trade Company stock in compliance with the Company’s insider trading policy following the date immediately preceding the first annual meeting of stockholders following the grant date.
      Change in Control. If a change in control (as defined in the Director Plan) occurs, all stock options and restricted stock shall be 100% vested prior to the effective date of any change in control. As a result of such a change in control, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.
      Termination or Amendment. The Director Plan has a term of 10 years. The Director Plan shall continue in effect until the end of the term or until the earlier of its termination by the Board or the date on which all of the shares of Common Stock available for issuance under the Director Plan have been issued and all restrictions on such shares under the terms of the Director Plan have lapsed. The Board may terminate or amend the Director Plan at any time, provided that no amendment may be made without stockholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the Common Stock of the Company is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the Outside Director unless necessary to comply with any applicable law, regulation or rule.
Summary of U.S. Federal Income Tax Consequences
      The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Director Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
      Nonstatutory Stock Options. All stock options shall be nonstatutory stock options having no special tax status. An Outside Director generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the Outside Director normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the Outside

Director as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
      Restricted Stock. Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonstatutory stock options. An Outside Director acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the Outside Director paid for the restricted stock and the fair market value of the shares on the determination date. The Outside Director may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the Outside Director as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
New Plan Benefits
      Only Outside Directors are eligible to participate in the Director Plan.                      shares of our Common Stock underlying the automatic grants of stock options and                      shares of restricted stock will be received under the Director Plan during the 2006 fiscal year by the Outside Directors, assuming no new Outside Directors not currently anticipated join the Board.
Vote Required and Board of Directors Recommendation
      Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of the Company, either in person or by proxy. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but otherwise would not have any effect on the outcome of the proposal.
      The Board believes that the adoption of the Director Stock Plan is in the best interests of Halozyme and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2005 Stock Plan.
PROPOSAL NO. 4
APPROVAL OF THE HALOZYME THERAPEUTICS, INC.
2006 STOCK PLAN
      In March 2006, the Board of Directors adopted, subject to stockholder approval, the Company’s 2006 Stock Plan (the “2006 Plan”). The 2006 Plan has a share reserve of 2,000,000 shares. As of March 31, 2006,                      shares were subject to options under the Company’s existing stock option plans and                      shares remained eligible for grant under those plans.
      The Company believes that appropriate equity incentives are critical to attracting and retaining the best employees in its industry. The approval of this proposal will enable the Company to continue to provide such incentives.
      The Board has full discretion to determine the number of awards to be granted to participants under the 2006 Plan, subject to an annual limitation on the total number of awards that may be granted to any employee. Prior to the Annual Meeting, the Company will not grant any awards under the 2006 Plan.
Summary of the 2006 Plan
      The following is a summary of the material terms of the 2006 Plan. It is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is available to any stockholder upon request.

      General. The 2006 Plan provides for the grant of incentive and nonstatutory stock options as well as stock appreciation rights, restricted stock, restricted stock units, performance units and shares and other stock-based awards. Incentive stock options granted under the 2006 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2006 Plan are not intended to qualify as incentive stock options under the Code.
      Purpose. The purpose of the 2006 Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract and retain persons eligible to receive options under the 2006 Plan and by motivating such persons to contribute to the growth and profitability of the Company.
      Administration. The 2006 Plan is administered by the Board of Directors and its designees. The Board has the power to construe and interpret the 2006 Plan and, subject to the provisions of the 2006 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid upon exercise of an award, and other terms of the award. The Board of Directors is authorized to delegate administration of the 2006 Plan to a committee of outside directors. The Board has delegated administration of the 2006 Plan to the Compensation Committee of the Board. As used herein with respect to the 2006 Plan, the “Board” refers to the Compensation Committee, as well as to the Board of Directors itself.
      Stock Subject to the 2006 Plan. The share reserve under the 2006 Plan will be equal to 2,000,000 shares. If awards granted under the 2006 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated awards will then be available for grant under the 2006 Plan. In addition, to the extent (a) shares are surrendered in exercise of awards or payment of tax, or (b) awards are settled in cash, such shares will not be deemed to be issued under the Plan.
      In general, no more than                      shares may be issued under the Plan pursuant to restricted stock awards, restricted stock unit awards and performance awards. Except for                      shares, such awards may generally not vest more rapidly than over three years or pursuant to a one year performance period.
      Eligibility. Awards other than incentive stock options generally may be granted only to employees, directors and consultants of the Company, or certain related entities or designated affiliates. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. As of March 31, 2006, approximately 34 persons would have been eligible to receive grants under the 2006 Plan.
      No incentive stock options may be granted under the 2006 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the 2006 Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000. In order to permit awards to qualify as “performance based compensation” under Code Section 162(m) no employee may be granted awards under the 2006 Plan in excess of the following in each fiscal year of the Company:

•	Stock options and stock appreciation rights: No more than shares.

•	Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than shares.

•	Performance share awards: No more than shares for year each full fiscal year contained in the performance period of the award.

•	Performance unit awards: No more than $ for each full fiscal year contained in the performance period of the award.

Options and Stock Appreciation Rights
      The following is a description of the general terms of options and stock appreciation rights under the 2006 Plan. Individual grants may have terms that differ from those described below.
      Exercise Price; Payment. The exercise price of incentive stock options under the 2001 Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options and stock appreciation rights may not be less than the fair market value of the stock subject to the award on the date of the option grant. On March 16, 2006, the closing price of the Company’s Common Stock as reported on the American Stock Exchange was $3.39 per share. The exercise price of options granted under the 2006 Plan must be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership of shares of Common Stock of the Company owned by the optionee having a fair market value not less than the exercise price, (iii) for optionees who are employees, in the Company’s sole and absolute discretion, by delivery of a promissory note, (iv) in any other form of legal consideration acceptable to the Board, or (v) any combination of the above.
      No Repricing. The 2006 Plan does not permit the Company to lower the exercise price of options or stock appreciation rights or to exchange options or stock appreciation rights for awards with a lower exercise price without further stockholder approval.
      Exercise. Options and stock appreciation rights granted under the 2006 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board provided that the holder’s employment by, or service as a director or consultant to the Company or certain related entities or designated affiliates (“service”) continues from the date of grant until the applicable vesting date. Shares covered by awards granted under the 2006 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an award may be exercised.
      Term. The maximum term of options and stock appreciation rights under the 2006 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years. The 2006 Plan provides for earlier termination of an award due to the holder’s cessation of service.
      Restrictions on Transfer. Incentive stock options granted under the 2006 Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. A nonstatutory stock option or stock appreciation right is not transferable in any manner other than (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary taking effect upon the death of the optionee, (iii) by delivering written notice to the Company that the optionee will be gifting to certain family members or other specific entities controlled by or for the benefit of such family members, and such other transferees as the Board may approve.
Restricted Stock Units
      The Board may grant restricted stock units under the 2006 Plan that represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the company. The Board may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Board, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Board may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Restricted Stock Awards
      The Board may grant restricted stock awards under the 2006 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the company. The Board determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Board specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Board, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will generally have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.
Performance Awards
      The Board may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the determines in writing and sets forth in a written agreement between the company and the participant. To the extent compliance with Section 162(m) of the Code is desired, a committee comprised solely of “outside directors” under Section 162(m) shall act with respect to performance awards, and “Board” as used in this section shall mean this committee. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and a value set by the Board. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.
      Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Board will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the company and each subsidiary corporation consolidated with the company for financial reporting purposes, or such division or business unit of the company as may be selected by the Board. The Board, in its discretion, may base performance goals on one or more of the following such measures: sales revenue, gross margin, operating margin, operating income, pre-tax profit, earnings before stock-based compensation expense, interest, taxes, depreciation and amortization, net income, expenses, the market price of our common stock, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added, market share, customer service, customer satisfaction, safety, total stockholder return, free cash flow, net operating income, operating cash flow, return on investment, employee satisfaction, employee retention, balance of cash, cash equivalents and marketable securities, product development, research and development expenses, completion of an identified special project, completion of a joint venture or other corporate transaction, or other measures as determined by the Board. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Board. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Board, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.
      Following completion of the applicable performance period, the Board will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Board retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Board may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Board. In its discretion, the Board may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the company’s common stock. The Board may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Board may provide for the payment of dividend equivalents or interest during the deferral period.
      Unless otherwise provided by the Board, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2006 Plan provides that, unless otherwise determined by the Board, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.
Deferred Compensation Awards
      The 2006 Plan authorizes the Board to establish a deferred compensation award program. If and when implemented, participants designated by the Board who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Board in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.
Other Stock-Based Awards
      The Plan permits the Board to grant other awards based on the Company’s stock or on dividends on the Company’s stock.
Effect of Certain Corporate Events
      In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the 2006 Plan and to any outstanding awards, in the aggregate and Section 162(m) per employee grant limits (see “Federal Income Tax Information — Potential Limitation on Company Deductions,” below), and in the exercise price per share of any outstanding awards. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option or stock appreciation right be decreased to an amount less than par value of the stock subject to the award.
      If a change in control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding awards or substitute substantially equivalent awards for such corporation’s stock. Awards that are not assumed, replaced or exercised prior to the change in control will terminate. The Board may grant awards that will accelerate in connection with a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.
Duration, Amendment and Termination
      The Board may amend or terminate the 2006 Plan at any time. If not earlier terminated, the 2006 Plan will expire on the tenth anniversary of stockholder approval.
      The Board may also amend the 2006 Plan at any time or from time to time. However, no amendment authorized by the Board will be effective unless approved by the stockholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the 2006 Plan; (ii) change the class of persons eligible to receive incentive stock options; or (iii) modify the 2006 Plan in any other way if such modification requires stockholder approval under applicable law, regulation or rule.
Specific Grants
      Awards under the 2006 Plan are discretionary. Accordingly, it is not possible to determine the number of awards that may be granted under the 2006 Plan to specific individuals.
Federal Income Tax Information
      Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
      Nonstatutory Stock Options and Stock Appreciation Rights. Nonstatutory stock options and stock appreciation rights have no special tax status. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a nonstatutory stock option or stock appreciation right, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option or stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or stock appreciation right or the sale of the stock acquired pursuant to such grant.
      Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
      Performance and Restricted Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
      Deferred Compensation Awards. A participant generally will recognize no income upon the receipt of deferred compensation awards. Upon the settlement of the awards, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date they are transferred to the participant, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
      Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to the Company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options or stock appreciation rights may be granted during a specified period, (ii) the per-employee limitation is approved by the stockholders, (iii) the option is granted by a Compensation Committee comprised solely of “outside directors” (as defined in Section 162(m)) and (iv) the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.
      For the aforementioned reasons, the 2006 Plan provides for an annual per employee limitation as required under Section 162(m) and the Company’s Compensation Committee is comprised solely of outside directors. Accordingly, options or stock appreciation rights granted by the Compensation Committee qualify as performance-based compensation, and the other awards subject to performance goals may qualify.
      Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of awards granted under the 2006 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2006 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.
Vote Required and Board of Directors Recommendation
      Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of the Company, either in person or by proxy. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but otherwise would not have any effect on the outcome of the proposal.
      The Board believes that the adoption of the 2006 Stock Plan is in the best interests of Halozyme and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2006 Stock Plan.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth, as of March 1, 2006, certain information with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by Halozyme to be the beneficial owner of more than 5% of our Common Stock, (ii) each director and director-nominee of Halozyme, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of Halozyme as a group:

	Number of Shares
	Beneficially
Beneficial Owner(1)	Owned(2)	Percent(3)

QVT Fund LP(4)	6,036,779	9.99
527 Madison Avenue, 8th Floor
New York, New York 10022
Randal J. Kirk(5)	5,198,050	8.62
The Governor Tyler, 1881 Grove Avenue
Radford, Virginia 24141
Elliot Feuerstein(6)	3,561,516	5.91
Gregory I. Frost(7)	4,256,123	6.92
Jonathan E. Lim(8)	2,766,592	4.43
David A. Ramsay(9)	817,523	1.35
Mark Wilson(10)	570,950	*
Don. A. Kennard(11)	523,950	*
Carolyn M. Rynard(12)	520,950	*
Richard C. Yocum(13)	50,000	*
John S. Patton(14)	522,471	*
Kenneth J. Kelley(15)	170,833	*
Robert L. Engler(16)	205,833	*
Steven T. Thornton(17)	10,000	*
Directors and executive officers as a group (11 persons)(18)	10,415,227	16.94

*	Less than 1%.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise noted, the address for each beneficial owner is: c/o Halozyme Therapeutics, Inc., 11588 Sorrento Valley Rd., Suite 17, San Diego, CA 92121.

(2)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants. Certain options granted under the DeliaTroph Pharmaceuticals, Inc. 2001 Stock Plan that were assumed by Halozyme in connection with the March 2004 merger of DeliaTroph Pharmaceuticals, Inc. and Global Yacht Services, Inc. are immediately exercisable, subject to our right to repurchase unvested shares upon termination of employment or other service at a price equal to the option exercise price.

(3)	Calculated on the basis of 60,300,795 shares of Common Stock outstanding as of March 1, 2006, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after March 1, 2006, are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership.

(4)	Based on a Schedule 13G/A filed by QVT Fund LP with the SEC on February 13, 2006. QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 5,611,779 shares of Common Stock, consisting of 5,285,000 shares of Common Stock and 326,779 warrants to purchase additional Common Shares (the “Warrants”). QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 425,000 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by each of the Fund and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 6,036,779 shares of Common Stock, consisting of the shares owned or eligible for purchase by the Fund and the shares held in the Separate Account.

QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund, may be deemed to beneficially own the same number of shares of Common Stock reported by the Fund. Each of QVT Financial and QVT Financial GP LLC disclaim beneficial ownership of the shares of Common Stock beneficially owned by the Fund and the shares of Common Stock held in the Separate Account. QVT Associates GP LLC disclaims beneficial ownership of all shares of Common Stock beneficially owned by the Fund, except to the extent of its pecuniary interest therein.

QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund, may be deemed to beneficially own the same number of shares of Common Stock reported by the Fund. Each of QVT Financial and QVT Financial GP LLC disclaim beneficial ownership of the 4,160,000 shares of Common Stock owned by the Fund.

(5)	Based on a Schedule 13G filed by Randal J. Kirk with the SEC on March 3, 2006. Includes shares held by the following entities over which Mr. Kirk (or an entity over which he exercises exclusive control) exercises exclusive control: 510,500 shares held by RJK, L.L.C.; 135,000 shares held by Third Security Staff 2001, LLC; 3,000,000 shares held by Radford Investments Limited Partnership; and 1,552,550 shares held by Randal J. Kirk (2000) Limited Partnership.

(6)	Based on a Schedule 13G filed by Elliot Feuerstein with the SEC on February 11, 2005.

(7)	Includes 1,192,344 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, of which 315,463 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2006. See footnote 2 above.

(8)	Includes 2,177,095 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, of which 617,800 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2006. See footnote 2 above.

(9)	Includes 416,113 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, of which 384,950 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2006. See footnote 2 above.

(10)	Includes 520,950 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, of which 133,857 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2006. See footnote 2 above.

(11)	Includes 520,950 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, of which 205,934 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2006. See footnote 2 above.

(12)	Includes 320,950 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, of which 175,044 of these shares are subject to a right of repurchase on behalf of Halozyme that will expire within 60 days after March 1, 2006. See footnote 2 above.

(13)	Includes 50,000 shares subject to options that may be exercised within 60 days after March 1, 2006.

(14)	Includes 175,000 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006, as well as 264,420 shares held in the name of the John S. & Jamie S. Patton TTEES F/T Patton Revocable Trust DTD 7/2/97.

(15)	Includes 170,833 shares subject to options that may be exercised within 60 days after March 1, 2006.

(16)	Includes 170,833 shares subject to options that may be exercised within 60 days after March 1, 2006.

(17)	Includes 10,000 shares subject to options that may be exercised within 60 days after March 1, 2006, contingent upon stockholder approval of the 2005 Outside Directors’ Stock Plan.

(18)	Includes 5,725,070 shares subject to warrants and options that may be exercised within 60 days after March 1, 2006 beneficially owned by all executive officers and directors, of which 1,833,048 of these shares would not be vested within 60 days after March 1, 2006, and thus would be subject to repurchase by Halozyme during that period.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
      Upon joining the Board, outside directors receive an initial option grant of 10,000 shares of Common Stock and an initial restricted stock grant of 15,000 shares of Common Stock. The initial option grant will vest upon the later of: (a) the six month anniversary of the date of grant or (b) the date of the first annual meeting following the grant of the initial option. The initial restricted stock grant will vest upon the later of: (a) the first day that the outside director may trade our stock in compliance with our Insider Trading Policy that occurs after the six month anniversary of the date of grant or (b) the first day that the outside director may trade our stock in compliance with our Insider Trading Policy that occurs after the date of the first annual meeting following the initial restricted stock grant.
      Outside directors also receive annual option grants of 10,000 shares of Common Stock and restricted stock grants of 15,000 shares of Common Stock immediately following future annual meetings of stockholders. The annual option grant will vest and become exercisable on the date immediately preceding the date of the annual meeting following the date of grant. The annual restricted stock grant will vest on the first day that the outside director may trade our stock in compliance with our Insider Trading Policy that occurs after the date immediately preceding the annual meeting following the date of grant.
      Outside directors receive an annual retainer of $10,000 for service on the Board as well as an annual retainer of $5,000 for service on any committee of the Board. The chairman of the Board of Directors receives an annual retainer of $25,000. The chairman of the Board’s Audit Committee receives an annual retainer of $10,000 and the chairmen of the Board’s Nominating and Governance Committee and Compensation Committee each receive an annual retainer of $7,500 for their service on these committees.
      Halozyme directors who are also employees of Halozyme do not receive any compensation for their services as members of the Board of Directors.

Executive Compensation
      The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2005, 2004 and 2003 by our Chief Executive Officer and our four other most highly compensated executive officers whose salary and bonus for the last fiscal year exceeded $100,000.
SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
					Awards
		Annual Compensation
					Shares
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	Options	Compensation

Jonathan E. Lim(1)	2005	$200,000	$70,000	$—	—	$—
President and Chief Executive Officer	2004	$158,085	$—	$—	303,422	$—
	2003	$66,667	$—	$—	2,471,201	$—
Gregory I. Frost	2005	$160,000	$50,000	$—	—	$—
Chief Scientific Officer	2004	$153,390	$—	$—	111,753	$—
	2003	$92,500	$—	$—	1,235,601	$—
David A. Ramsay(2)	2005	$150,000	$50,000	$—	—	$—
Vice President and Chief	2004	$138,935	$—	$—	96,745	$—
Financial Officer	2003	$12,240	$—	$—	741,360	$—
Carolyn M. Rynard(3)	2005	$140,000	$40,000	$—	—	$—
Vice President of Product	2004	$120,225	$—	$—	75,067	$—
Development and Manufacturing	2003	$17,660	$—	$—	494,240	$—
Don A. Kennard(4)	2005	$150,000	$50,000	$—	—	$—
Vice President of Regulatory Affairs	2004	$118,459	$—	$—	569,307	$—
and Quality Assurance

(1)	Dr. Lim joined Halozyme in May 2003 as President and Chief Executive Officer.

(2)	Mr. Ramsay joined Halozyme in November 2003 as Vice President and Chief Financial Officer.

(3)	Ms. Rynard joined Halozyme in October 2003 as Vice President of Product Development and Manufacturing.

(4)	Mr. Kennard joined Halozyme in January 2004 as Vice President of Regulatory Affairs and Quality Assurance.
Stock Options Granted in Fiscal 2005
      We did not grant stock options to any of the above executive officers during the year ended December 31, 2005.

Option Exercises and Fiscal 2005 Year-End Values
      The following table provides the specified information concerning exercises of options to purchase our Common Stock in the fiscal year ended December 31, 2005, and unexercised options held as of December 31, 2005, by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by Halozyme at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END VALUES

			Number of Shares		Value of Unexercised
	Shares		Underlying Unexercised Options		In-the-Money Options at Fiscal
	Acquired		at Fiscal Year End		Year End(1)
	on	Value
Name	Exercise	Realized	Exercisable(2)	Unexercisable	Exercisable(2)	Unexercisable

Jonathan E. Lim	100,000	$121,000	1,904,737	513,476	$2,676,029	$348,122
Gregory I. Frost	100,000	$147,000	866,261	381,093	$1,159,142	$419,344
David A. Ramsay	100,000	$150,000	414,166	67,529	$550,479	$—
Carolyn M. Rynard	200,000	$316,000	319,281	50,025	$420,763	$—
Don A. Kennard	—	$—	519,282	50,025	$706,763	$—

(1)	Based on a market value of $1.82 per share, the closing price of our Common Stock on December 30, 2005, as reported by the American Stock Exchange.

(2)	Stock options granted under the 2001 Stock Plan are generally immediately exercisable at the date of grant, but any shares received upon exercise of unvested options are subject to repurchase by Halozyme. Options granted under the 2004 Stock Plan typically vest and become exercisable 1/4 after one year and an additional 1/48 per month thereafter.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
      We have not entered into employment agreements with any of our employees or officers. Options granted to employees and officers of Halozyme under our 2001 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity in certain change in control events. Furthermore, if the option is substituted or assumed the unvested portion of the option will become fully vested if the option holder is terminated “without cause”, as defined in the 2001 Stock Plan, or resigns after an “adverse change”, as defined in the 2001 Stock Plan, following certain change in control events. Options granted to employees and officers of Halozyme under our 2004 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control”, as defined under the 2004 Stock Plan.

EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth information regarding outstanding options and shares reserved for future issuance under our current equity compensation plans as of December 31, 2005:

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		under Equity
	Be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Shares
	Outstanding Options,	Outstanding Options,	Reflected in
	Warrants and Rights	Warrants and Rights	Column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders(1)	8,400,751	$1.01	216,283
Equity compensation plans not approved by stockholders(2)	135,000	$1.29	2,490,000
Total	8,535,751	$1.01	2,706,283

(1)	Represents stock options under the 2004 Stock Plan and the 2001 Stock Plan. Options under the 2001 Stock Plan were assumed by Halozyme as part of the March 2004 merger between DeliaTroph Pharmaceuticals, Inc. and Global Yacht Services, Inc. The 2001 Stock Plan was approved by the shareholders of DeliaTroph prior to the merger and the former shareholders of DeliaTroph held approximately 90% of the voting stock of Halozyme immediately following the merger. No additional options will be granted under the 2001 Stock Plan. The material features of the 2001 Stock Plan and 2004 Stock Plan are described below.

(2)	Represents the Halozyme 2005 Outside Directors’ Stock Plan, 2006 Stock Plan as well as the grant by Halozyme to a non-executive employee of an option to purchase 125,000 shares of Common Stock at an exercise price of $1.25 per share through a nonstatutory stock option that is not under any of Halozyme’s existing stock plans. This option has a ten year term and vests at the rate of 1/4 of the shares on the first anniversary of the employee’s date of hire and 1/48 of the shares monthly thereafter. The material features of the 2005 Outside Directors’ Stock Plan and the 2006 Stock Plan are described below.
Material Features of the 2001 Stock Plan
      As of December 31, 2005, we had reserved 7,143,217 shares of our Common Stock for issuance under the 2001 Stock Plan. At December 31, 2005, there were 5,760,251 shares issuable upon exercise of outstanding options under the 2001 Stock Plan, at a weighted average exercise price of $0.40. The 2001 Stock Plan provides for the granting of incentive and nonstatutory stock options to employees and nonstatutory stock options to consultants with exercise prices equal to the fair market value of our Common Stock on the date of grant. Options granted under the 2001 Stock Plan generally have a 10-year term and vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter. Options granted to employees and officers of Halozyme under our 2001 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity in certain change in control events. Furthermore, if the option is substituted or assumed the unvested portion of the option will become fully vested if the option holder is terminated “without cause,” as defined in the 2001 Stock Plan, or resigns after an “adverse change,” as defined in the 2001 Stock Plan, following certain change in control events.
Material Features of the 2004 Stock Plan
      As of December 31, 2005, we had reserved 2,856,783 shares of our Common Stock for issuance under the 2004 Stock Plan. At December 31, 2005, there were 2,640,500 shares issuable upon exercise of outstanding options under the 2004 Stock Plan, at a weighted average exercise price of $2.34. The 2004 Stock Plan provides for the granting of incentive and nonstatutory stock options to employees and nonstatutory stock options to consultants with exercise prices equal to the fair market value of our Common Stock on the date of grant. Options granted under the 2004 Stock Plan generally have a 10-year term and vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter. Options granted to employees and officers of Halozyme under our 2004 Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2004 Stock Plan.
Material Features of the 2005 Outside Directors’ Stock Plan
      As of December 31, 2005, we had reserved 500,000 shares of our Common Stock for issuance under the 2005 Outside Directors’ Stock Plan. At December 31, 2005, there were 10,000 shares issuable upon exercise of outstanding options under the 2005 Outside Directors’ Stock Plan at a weighted average exercise price of $1.75. The 2005 Outside Directors’ Stock Plan provides for the granting of nonstatutory stock options and restricted stock grants to non-employee directors that meet currently applicable standards for independence. The exercise prices for stock options granted under the 2005 Outside Directors’ Stock Plan equal the fair market value of our Common Stock on the date of grant. Options granted under the 2005 Outside Directors’ Stock Plan generally have a 10-year term and vest over one year. Options granted under our 2005 Outside Directors’ Stock Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2005 Outside Directors’ Stock Plan. See “Approval of Halozyme Therapeutics, Inc. 2005 Outside Directors’ Stock Plan — Summary of the 2005 Outside Directors’ Stock Plan.”
Material Features of the 2006 Stock Plan
      As of December 31, 2005, we had not yet reserved any shares of our Common Stock for issuance under the 2006 Stock Plan as that plan was not adopted by our Board until March      , 2006. The 2006 Stock Plan provides for the granting of incentive stock options to employees and nonstatutory stock options to employees and consultants with exercise prices equal to the fair market value of our Common Stock on the date of grant. In addition, the 2006 Stock Plan allows for restricted stock grants,                     and                     . Options granted under the 2006 Stock Plan generally have a 10-year term and vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and 1/48 of the shares monthly thereafter. Options granted under our 2006 Stock Plan to the extent not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2006 Stock Plan shall expire. See “Approval of Halozyme Therapeutics, Inc. 2006 Stock Plan — Summary of the 2006 Stock Plan.”
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      We have entered into indemnification agreements with each of our executive officers and directors containing provisions that may require us, among other things, to indemnify those officers and directors against liabilities that may arise by reasons of their status or service as officers or directors. The agreements also provide for Halozyme to advance to the officers and directors expenses that they expect to incur as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future directors and executive officers.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.
      Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were met.

APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee of the Board of Directors of Halozyme has not yet selected an independent auditor to audit the consolidated financial statements of Halozyme for the fiscal year ending December 31, 2006, as it is still reviewing various independent auditor candidates. Cacciamatta Accountancy Corporation has acted in such capacity since its appointment in fiscal year 2003. A representative of Cacciamatta Accountancy Corporation is expected to be present at the annual meeting and to make a statement. A representative of Cacciamatta Accountancy Corporation is also expected to be available to respond to appropriate questions.
      The following table sets forth the aggregate fees billed to Halozyme for the fiscal years ended December 31, 2005, and December 31, 2004, by Cacciamatta Accountancy Corporation:

	Fiscal 2005	Fiscal 2004

Audit Fees(1)	$101,000	$85,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Cacciamatta Accountancy Corporation in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above.
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. The chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve additional services of up to $25,000 per engagement on a case-by-case basis, and such approvals are communicated to the full Audit Committee at its next meeting.

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee oversees Halozyme’s financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The American Stock Exchange. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.
      Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Cacciamatta Accountancy Corporation, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements with management and Cacciamatta Accountancy Corporation.
      The Committee has also discussed and reviewed with the auditors all matters required to be disclosed in Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Cacciamatta Accountancy Corporation, with and without management present, to discuss the overall scope of the Cacciamatta Accountancy Corporation audit, the results of its examinations, its evaluations of Halozyme’s internal controls and the overall quality of its financial reporting.
      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Halozyme that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.
      Based on the review and discussions referred to above, the committee recommended to the Board of Directors that Halozyme’s audited financial statements be included in Halozyme’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

AUDIT COMMITTEE

Kenneth J. Kelley (Chairman)
Robert L. Engler
Steven T. Thornton

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
      Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2007 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than November      , 2006. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than November      , 2006.
TRANSACTION OF OTHER BUSINESS
      At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2006 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

David A. Ramsay

Chief Financial Officer and Secretary
March      , 2006

APPENDIX A
HALOZYME THERAPEUTICS, INC.
AMENDED AND RESTATED ARTICLES OF INCORPORATION

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
HALOZYME THERAPEUTICS, INC.
      Pursuant to the provisions of Section 78.403 of the Nevada Revised Statutes, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation as of this date:
      FIRST: The name of the corporation is Halozyme Therapeutics, Inc. (the “Corporation”).
      SECOND: The Corporation’s initial Articles of Incorporation were filed with the Secretary of State on February 22, 2001 (under the Corporation’s former name, Global Yacht Services, Inc.), were amended by a Certificate of Amendment filed on June 6, 2001 and subsequently amended on March 11, 2004.
      THIRD: The board of directors at a meeting duly convened and held on                     , 2006, adopted a resolution to amend and restate the Articles of Incorporation of Halozyme Therapeutics, Inc., as amended, as follows:
ARTICLE I
      The name of the corporation is Halozyme Therapeutics, Inc. (the “Corporation”).
ARTICLE II
      The Corporation’s principle office in the State of Nevada is located at 251 Jeanell Dr., Suite 3, Carson City, Nevada 89703, although this Corporation may maintain an office, or offices, in such other place within or without the state of Nevada as may from time to time be designated by the Board of Directors of the Corporation, or by the Bylaws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of the Board of Directors and stockholders, outside the State of Nevada as well as within the State of Nevada.
ARTICLE III
      The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Nevada General Corporation Law.
ARTICLE IV
      The Corporation is authorized to issue two classes of stock to be designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock that the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares, with a par value of $0.001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is Twenty Million (20,000,000) shares, with a par value of $0.001 per share.
      The Preferred Stock authorized by these Amended and Restated Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding ) the number of shares of any series prior to or subsequent to the issue of shares in that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE V
      The number of Directors constituting the Board of Directors shall be determined pursuant to the Bylaws of the Corporation. Such Directors shall so serve until the successors thereto are elected and qualified pursuant to the Bylaws of the Corporation.

ARTICLE VI
      No director or officer of the Corporation shall have any personal liability to the Corporation or its stockholders for damages resulting from breach of fiduciary duty by said director or officer unless such damages result from: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of Nevada General Corporation Law Chapter 78.300.
      No amendment or repeal of this Article VI applies to or has any effect on the liability or alleged liability of any officer or director of this Corporation for or with respect to any acts or omissions of the officer or director occurring prior to the amendment or repeal, except as otherwise required by law.
ARTICLE VII
      In furtherance and not in limitation of the rights, powers, privileges, and discretionary authority granted or conferred by Chapter 78 of the Nevada General Corporation Law or other statutes or laws of the State of Nevada, the Board of Directors is expressly authorized:

1. To make, amend, alter, or repeal the Bylaws of the Corporation;

2. To adopt from time to time bylaw provisions with respect to indemnification of directors, officers, employees, agents, and other persons as it shall deem expedient and in the best interests of the Corporation and to the extent permitted by law; and

3. To fix and determine designations, preferences, privileges, rights, and powers and relative, participating, optional, or other special rights, qualifications, limitations, or restrictions on the capital stock of the Corporation as provided by Chapter 78.195 of the Nevada General Corporation Law, unless otherwise provided herein.
ARTICLE VIII
      The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of this Corporation.
ARTICLE IX
      This Corporation is to have perpetual existence.
ARTICLE X
      No stockholder shall be entitled as a matter of right to subscribe for, or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as is in its discretion it shall deem advisable.
ARTICLE XI
      This Corporation reserves the right to amend, alter, change, in any manner now or hereafter prescribed by statute, or by the Articles of Incorporation, as amended, these Amended and Restated Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * *
      FIFTH: The number of shares of the corporation outstanding and entitled to vote on an amendment and restatement to the Articles of Incorporation is                     , and the above changes and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.
      SIXTH: Jonathan Lim is the president and David Ramsay is the secretary of Halozyme Therapeutics, Inc. and they have been authorized to execute the foregoing certificate by resolution of the board of directors, adopted at a meeting of the board of directors duly called and that such meeting was held on                     , 2006, and the foregoing certificate sets forth the text of the Articles of Incorporation, as amended, to the date of the certificate.

GLOBAL YACHT SERVICES, INC.

By:

Jonathan Lim, President

and

David Ramsay, Secretary
Date: May      , 2006

APPENDIX B
HALOZYME THERAPEUTICS, INC.
2005 OUTSIDE DIRECTORS’ STOCK PLAN

HALOZYME THERAPEUTICS, INC.
2005 OUTSIDE DIRECTORS’ STOCK PLAN
      1.     Establishment, Purpose and Term of Plan.
      1.1     Establishment. The Halozyme Therapeutics, Inc. 2005 Outside Directors’ Stock Plan (the “Plan”) is adopted by the Board of Directors as of June 29, 2005 (the “Effective Date”).
      1.2     Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the growth and profitability of the Company. The Plan seeks to achieve this purpose by providing Awards in the form of Options and Restricted Stock.
      1.3     Term of Plan. The Plan shall continue in effect until terminated by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
      2.     Definitions and Construction.
      2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Award” means any Option or Restricted Stock granted under the Plan.

(b) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement” or a “Restricted Stock Agreement.”

(c) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(d) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i) an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(p)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(ii) the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f) “Committee” means the compensation committee or other committee of one or members of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(g) “Company” means Halozyme Therapeutics, Inc. a Nevada corporation, or any successor corporation thereto.

(h) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

(i) “Director” means a member of the Board or of the board of directors of any other Parent Corporation or Subsidiary Corporation.

(j) “Disability” means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

(k) “Employee” means any person treated as an employee (including an officer of the Company or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the closing bid price of a share of Stock if the Stock is so quoted instead) as quoted on the American Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) Notwithstanding the foregoing, the Board may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day or an average determined over a period of trading days. The Board may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(n) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(o) “Outside Director” means a Director of the Company who is not an Employee or Consultant and who has not been an Employee or Consultant during the preceding twelve months.

(p) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(q) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(r) “Participant” means a person who has been granted one or more Awards.

(s) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(t) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(u) “Restricted Stock” means Stock granted to a Participant pursuant to Section 7 of the Plan.

(v) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(w) “Securities Act” means the Securities Act of 1933, as amended.

(x) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director, or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under a Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s Service has terminated and the effective date of such termination.

(y) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(z) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(aa) “Vesting Conditions” mean those conditions established in accordance with Section 7 of the Plan prior to the satisfaction of which shares of Restricted Stock remain subject to forfeiture to the Company upon the Participant’s termination of Service.

      2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.     Administration.
      3.1     Administration by the Board. The Plan shall be administered by the Board. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
      3.2     Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.
      3.3     Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a) to determine the Fair Market Value of shares of Stock or other property;

(b) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(c) to approve one or more forms of Award Agreement;

(d) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(e) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(f) to prescribe, amend or rescind rules, guidelines and policies relating to the plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(g) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
      3.4     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or Officers or employees of the Company, members of the Board and any Officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.     Shares Subject to Plan.
      4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture are forfeited, the shares of Stock allocable to the unexercised portion of such Award or such forfeiture shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 11. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.
      4.2     Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, and in the exercise per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.
5.     Eligibility.
      Awards shall be granted only to those persons who, at the time of grant, are serving as Outside Directors.
6.     Terms and Conditions of Options.
      Options shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No Option Award or purported Option Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      6.1     Automatic Grant. Subject to the execution by an Outside Director of an appropriate Award Agreement, Options shall be granted automatically and without further action of the Board, as follows:

(a) Initial Option. Each person who first becomes an Outside Director on or after the Effective Date shall be granted, on the date such person first becomes an Outside Director, an Option to purchase ten thousand (10,000) shares of Stock (an “Initial Option”).

(b) Annual Option. Immediately following each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an “Annual Meeting”), each Outside Director shall automatically be granted an Option to purchase ten thousand (10,000) shares of Stock (an “Annual Option”); provided, however, that an Outside Director who has not served on the Board for six (6) full months prior to the date of such Board meeting shall not be granted an Annual Option; provided, further, that no Annual Option shall be granted under the Plan prior to the Company receiving stockholder approval of the Plan.

(c) Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

      6.2     Exercise Price. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
      6.3     Exercisability and Term of Options. Except as otherwise provided in the Plan or in the Award Agreement evidencing an Option and provided that the Participant’s Service has not terminated prior to the relevant date, each Option shall vest and become exercisable as follows:

(a) Initial Option. The Initial Option shall vest and become exercisable with respect to the total number of shares subject thereto on the later of: (a) the six month anniversary of the date of grant or (b) the date of the first Annual Meeting following the grant of the Initial Option, provided, however, that the terms of any Initial Option granted prior to stockholder approval of the Plan shall provide that such Initial Option shall not become exercisable until the Company receives stockholder approval of the Plan.

(b) Annual Option. The Annual Option shall vest and become exercisable with respect to the total number of shares subject thereto on the date immediately preceding the date of the Annual Meeting following the date of grant.

(c) Term of Option. Unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing an Option, each Option shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Option.
      6.4     Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Award Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

      6.5     Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 6.5 and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
      6.6     Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.
7.     Terms and Conditions of Restricted Stock Awards.
      Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      7.1     Automatic Grant. Subject to the execution by an Outside Director of an appropriate Award Agreement, Restricted Stock Awards shall be granted automatically and without further action of the Board, as follows:

(a) Initial Restricted Stock Award. Each person who first becomes an Outside Director on or after the Effective Date shall be granted on the date such person first becomes an Outside Director a Restricted Stock Award for fifteen thousand (15,000) shares of Stock (an “Initial Stock Award”); provided, however, that any person who first becomes an Outside Director prior to the stockholders of the Company approving the Plan will not be granted an Initial Stock Award until the date that the Company receives such stockholder approval.

(b) Annual Restricted Stock Award. Immediately after any Annual Meeting following the Effective Date, each Outside Director shall automatically be granted a Restricted Stock Award for fifteen thousand (15,000) shares of Stock (an “Annual Stock Award”); provided, however, that an Outside Director who has not served on the Board for six (6) full months prior to the date of such Board meeting shall not be granted an Annual Stock Award; provided, further, that no Annual Stock Award shall be granted under the Plan prior to the Company receiving stockholder approval of the Plan.

(c) Right to Decline Restricted Stock Award. Notwithstanding the foregoing, any person may elect not to receive a Restricted Stock Award by delivering written notice of such election to the Board no later than the day prior to the date such Restricted Stock would otherwise be granted. A person so declining a Restricted Stock Award shall receive no payment or other consideration in lieu of such declined Restricted Stock. A person who has declined a Restricted Stock Award may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Restricted Stock would be granted pursuant to Section 7.1(a) or (b), as the case may be.
      7.2     Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving shares of Restricted Stock, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Restricted Stock subject to such Award.
      7.3     Vesting Conditions and Restrictions on Transfer. Except as otherwise provided in the Plan or in the Award Agreement evidencing a Restricted Stock Award and provided that the Participant’s Service has not terminated prior to the relevant date, each Restricted Stock Award shall be subject to the Vesting Conditions as follows:

(a) Initial Stock Award. The Initial Stock Award shall vest and no longer be subject to forfeiture with respect to the total number of shares subject thereto on the later of: (a) the first day that Participant may trade Company stock in compliance with the Company’s Insider Trading Policy that occurs after the six month anniversary of the date of grant or (b) the first day that Participant may trade Company stock in compliance with the Company’s Insider Trading Policy that occurs after the date of the first Annual Meeting following the grant of the Initial Stock Award; provided, however, that if the Initial Stock Award for an Outside Director is delayed pending stockholder approval of the Plan pursuant to Section 7.1(a) above, such Initial Stock Award shall vest and no longer be subject to forfeiture with respect to the total number of shares subject thereto on the later of: (y) the first day that Participant may trade Company stock in compliance with the Company’s Insider Trading Policy that occurs after the six month anniversary of the Outside Director joining the Board or (z) the first day that Participant may trade Company stock in compliance with the Company’s Insider Trading Policy that occurs after the date of the first Annual Meeting following the date that the Outside Director joined the Board.

(b) Annual Stock Award: The Annual Stock Award shall vest and no longer be subject to forfeiture with respect to the total number of shares subject thereto on the first day that Participant may trade Company stock in compliance with the Company’s Insider Trading Policy that occurs after the date immediately preceding the date of the Annual Meeting following the date of grant.
At any time the shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.6 below. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Restricted Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Restricted Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
      7.4     Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.3 and any Award Agreement, during the period in which shares subject to a Restricted Stock Award are subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
      7.5     Effect of Termination of Service. Unless otherwise provided by the Board in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
      7.6     Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.

8.	Standard Forms of Award Agreement.
      8.1     Award Agreement. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.
      8.2     Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

9.	Change in Control.
      9.1     Effect of Change in Control on Options.

(a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, each Option held by a Participant whose Service has not terminated prior to the date of such Change in Control shall become immediately exercisable and vested in full as of such date, subject to the consummation of the Change in Control.

(b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiror’s stock. Any Options which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Options. The Board may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the “Spread “). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options as soon as practicable following the date of the Change in Control.
      9.2     Effect of Change in Control on Restricted Stock Awards. The Board may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award that, in the event of a Change in Control, the lapsing of any Vesting Conditions applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of any Vesting Conditions that was permissible solely by reason of this Section 9.2 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

10.	Compliance with Securities Law.
      The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (i) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11.	Tax Withholding.
      11.1     Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

      11.2     Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
12.     Termination or Amendment of Plan.
      The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2) and (b) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.
13.     Miscellaneous Provisions.
      13.1     Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
      13.2     Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
      13.3     Rights as Outside Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Outside Director, or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.
      13.4     Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
      13.5     Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

      13.6     Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
PLAN HISTORY

June 29, 2005	Board adopts 2005 Outside Directors’ Stock Plan (“Plan”) effective as of the Effective Date, with an initial reserve of 500,000 shares.

, 2006	Stockholders approve Plan at annual meeting.

APPENDIX C
HALOZYME THERAPEUTICS, INC.
2006 STOCK PLAN

Halozyme Therapeutics, Inc.
2006 Stock Plan

C-i

C-ii

Halozyme Therapeutics, Inc.
2006 Stock Plan
1.     Establishment, Purpose and Term of Plan.
      1.1     Establishment. The Halozyme Therapeutics, Inc. 2006 Stock Plan (the “Plan”) is hereby adopted                     , 2006 subject to approval by the stockholders of the Company (the date of such approval, the “Effective Date”).
      1.2     Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s stockholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.
      1.3     Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than ten (10) years from the Effective Date. The Company intends that the Plan comply with Section 409A of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed.
2.     Definitions and Construction.
      2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, SAR, Restricted Stock Award, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (i) the total Fair Market Value of the stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(y)(i), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall have the exclusive authority to administer the Plan and shall have all of the powers granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(h) “Company” means Halozyme Therapeutics, Inc., a Nevada corporation, or any Successor.

(i) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company.

(j) “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.

(k) “Director” means a member of the Board or of the board of directors of any Participating Company.

(l) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(m) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(n) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(q) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(r) “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s) “Non-Control Affiliate” means any entity in which any Participating Company has an ownership interest and which the Committee shall designate as a Non-Control Affiliate.

(t) “Nonemployee Director” means a Director who is not an Employee.

(u) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Officer” means any person designated by the Board as an officer of the Company.

(w) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(x) “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.

(y) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(z) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(aa) “Participant” means any eligible person who has been granted one or more Awards.

(bb) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(cc) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(dd) “Performance Award” means an Award of Performance Shares or Performance Units.

(ee) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ff) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

(gg) “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(hh) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(ii) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(jj) “Restricted Stock Award” means an Award of Restricted Stock.

(kk) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 11, as applicable, and the Participant’s Award Agreement.

(ll) “Restriction Period” means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(mm) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(nn) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(oo) “Section 162(m)” means Section 162(m) of the Code.

(pp) “Securities Act” means the Securities Act of 1933, as amended.

(qq) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(rr) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(ss) “Stock-Based Awards” means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 11 of the Plan.

(tt) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(uu) “Successor” means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

(vv) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ww) “Vesting Conditions” means those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

      2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3. Administration.
      3.1     Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
      3.2     Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
      3.3     Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
      3.4     Committee Complying with Section 162(m). While the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).
      3.5     Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(l) to delegate to any proper Officer the authority to grant one or more Awards, without further approval of the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (ii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Committee.

      3.6     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
      3.7     Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.
      3.8     Repricing Prohibited. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code section 424(a) applies, within the meaning of Section 424 of the Code.

4.	Shares Subject to Plan.
      4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be [                    (                    )] and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised.

      4.2     Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.	Eligibility and Award Limitations.
      5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants“and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.
      5.2 Participation. Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
      5.3 Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

      5.4     Award Limits.
      (a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed                     (                    ) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and further subject to the limitation set forth in Section 5.4(b) below.
      (b) Aggregate Limit on Full Value Awards. Subject to adjustment as provided in Section 4.2, in no event shall more than [                    (                    )] shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards (“Full Value Awards”). Except with respect to a maximum of [ (                    )] shares, any Full Value Awards which vest on the basis of the Participant’s continued Service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a Performance Period of at least twelve (12) months.
      (c) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(i) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than [ ( )] shares of Stock reserved for issuance under the Plan.

(ii) Restricted Stock and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than [ ( )] shares of Stock reserved for issuance under the Plan.

(iii) Performance Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than [ ( )] shares of Stock reserved for issuance under the Plan for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than [ ] dollars ($ )]for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6.	Terms and Conditions of Options.
      Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award

Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      6.1     Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
      6.2     Exercisability and Term of Options.
      (a) Option Vesting and Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option shall become fully vested in a period of less than three (3) years from the date of grant, other than in connection with a termination of Service or a Change in Control or in the case of an Option granted to a Nonemployee Director, and (d) no Option offered or granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.
      (b) Participant Responsibility for Exercise of Option. Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant’s request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.
      6.3     Payment of Exercise Price.
      (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) provided that the Participant is an Employee, and not an Officer or Director (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company’s sole and absolute discretion at the time the Option is exercised, by delivery of the Participant’s promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Participant shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

      (b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Committee shall determine. The Committee shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Committee, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.
      6.4     Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
      (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
      6.5     Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.	Terms and Conditions of Stock Appreciation Rights.
      Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed

Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      7.1     Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.
      7.2     Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
      7.3     Exercisability and Term of SARs.
      (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.
      (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
      No SAR shall become fully vested in a period of less than three (3) years from the date of grant, other than in connection with a termination of Service or a Change in Control or the case of an SAR granted to a Nonemployee Director.
      7.4     Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
      7.5     Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.
      7.6     Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

8.	Terms and Conditions of Restricted Stock Awards.
      Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock

Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      8.1     Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash compensation for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).
      8.2     Purchase Price. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.
      8.3     Purchase Period. A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.
      8.4     Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder.
      8.5     Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
      8.6     Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
      8.7     Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	Terms and Conditions of Performance Awards.
      Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      9.1     Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
      9.2     Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share. Each Performance Unit shall have an initial value determined by the Committee. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
      9.3     Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. To the extent compliance with the requirements under Section 162(m) with respect to “performance-based compensation” is desired, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
      9.4     Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee: (i) sales revenue; (ii) gross margin;

(iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before stock-based compensation expense, interest, taxes and depreciation and amortization; (vii) earnings before interest, taxes and depreciation and amortization; (viii) earnings before interest and taxes; (ix) net income; (x) expenses; (xi) the market price of the Stock; (xii) stock price; (xiii) earnings per share; (xiv) return on stockholder equity; (xv) return on capital; (xvi) return on net assets; (xvii) economic value added; (xviii) market share; (xix) customer service; (xx) customer satisfaction; (xxi) safety; (xxii) total stockholder return; (xxiii) free cash flow; (xxiv) net operating income; (xxv) operating cash flow; (xxvi) return on investment; (xxvii) employee satisfaction; (xxviii) employee retention; (xxix) balance of cash, cash equivalents and marketable securities; (xxx) product development; (xxxi) research and development expenses; (xxxii) completion of an identified special project; (xxxiii) completion of a joint venture or other corporate transaction; or (xxxiv) such other measures as determined by the Committee consistent with this Section 9.4(a).

      (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.
      9.5     Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. With respect to a Performance Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.
      (c) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash in a lump sum or in installments, shares of Stock (either fully vested or subject to vesting), or a combination thereof, as determined by the Committee.
      9.6     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
      9.7     Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
      9.8     Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10. Terms and Conditions of Restricted Stock Unit Awards.
      Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
      10.1     Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

      10.2     Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
      10.3     Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
      10.4     Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
      10.5     Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
      10.6     Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
      11. Deferred Compensation Awards.
      11.1     Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

(a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award or Performance Unit.
      11.2     Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Vesting Conditions. Deferred Compensation Awards shall not be subject to any vesting conditions.

(b) Terms and Conditions of Stock Units.

(i) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.

(ii) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

(iii) Nontransferability of Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

12.     Other Stock-Based Awards.
      In addition to the Awards set forth in Sections 6 through 11 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.
13.     Effect of Change in Control on Options and SARs.
      13.1     Accelerated Vesting. The Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine. The previous sentence notwithstanding such acceleration shall not occur to the extent an Option or SAR is assumed or substituted with a substantially similar Award in connection with a Change in Control.
      13.2     Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options or stock appreciation rights for the Acquiring Corporation’s stock. Any Options or SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option or SAR prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options or SARs immediately prior to an Ownership Change Event described in Section 2.1(y)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Board otherwise provides in its discretion.
      13.3     Effect of Change in Control on Restricted Stock and Other Type of Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock or Other Type of Award that, in the event of a Change in Control, the lapsing of any applicable Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement; provided, however, that such acceleration or waiver shall not occur to the extent an Award is assumed or substituted with a substantially equivalent Award in connection with the Change in Control. Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.
14.     Compliance with Securities Law.
      The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
15.     Tax Withholding.
      15.1     Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or Net Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
      15.2     Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16.	Amendment or Termination of Plan.
      The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

17.	Miscellaneous Provisions.
      17.1     Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
      17.2     Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
      17.3     Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
      17.4     Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
      17.5     Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
      17.6     Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
      17.7     Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
      17.8     Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.
PLAN HISTORY AND NOTES TO COMPANY

, 2006	Board adopts Plan with a reserve of [ ]( ) shares.

, 2006	Stockholders approve Plan.

HALOZYME THERAPEUTICS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 4, 2006
     The undersigned hereby appoints Jonathan E. Lim and David A. Ramsay, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Halozyme Therapeutics, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the San Diego Marriott Hotel, 11966 El Camino Real, San Diego 92130, on Thursday, May 4, 2006, at 9:00 a.m. local time and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
     The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the Board of Directors.
     YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail this proxy in the return envelope so that your stock may be represented at the meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS:

		For All	Withhold All	Exceptions
		☐	☐	☐
1.	To elect John S. Patton and Steven T. Thornton as Class II Directors, to hold office until the 2009 Annual Meeting of Stockholders.
(Instruction: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write the name of the nominee(s) that you do not wish to vote for on the line(s) below the “Exemptions” box.)

		For	Against	Abstain
2.	To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 and to eliminate references to former directors.	☐	☐	☐
		For	Against	Abstain
3.	To approve our 2005 Outside Directors’ Stock Plan and to reserve an aggregate of 500,000 shares of our Common Stock for issuance under the 2005 Outside Directors’ Stock Plan.	☐	☐	☐
		For	Against	Abstain
4.	To approve our 2006 Stock Plan and to reserve an aggregate of 2,000,000 shares of our Common Stock for issuance under the 2006 Stock Plan.	☐	☐	☐
Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

Stockholder Signature	Date	Joint Holder Signature (if applicable)	Date